Exhibit 10.31

Amendment to Equity Option Agreement

This Amendment to Equity Option Agreement (the “Amendment”)is made and entered into as of the May 13, 2019, by and between Chongqing Jinghuangtai Enterprise Management and Consulting Co., Ltd., a wholly foreign-owned enterprise registered in China (“Party A”), Chongqing Penglin Food Co., Ltd., a limited liability company registered in China (“Party B”), and Zeshu Dai (“Party C”), all of whom enter this agreement under the following terms and conditions:

WITNESSETH:

WHEREAS, the Equity Option Agreement (the “Original Agreement”) was made and entered in to as of the 9th day of October 2017 by and between Party A , Party B and Party C; and

WHEREAS, the former shareholder, Mr. Xiaojun Zheng, Ms. Yan Liao, Mr. Xiaolin Cao and Mr. Xinxin Shao transferred 0.8%, 0.8%, 0.8% and 0.7% equity of Party B to Party C, respectively on May 13, 2019.

NOW, THEREFORE, in consideration of, and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Amendments

“Whereas: Party B holds 58.1% of the equity interest in Party C. Party A and Party C have executed a Consultation and Service Agreement, Business Cooperation Agreement and other control agreements (the “Control Agreements”).”of the Original Agreement is hereby amended and replaced in its entirety to read as follows:

“Whereas: Party B holds 61.2% of the equity interest in Party C. Party A and Party C have executed a Consultation and Service Agreement, Business Cooperation Agreement and other control agreements (the “Control Agreements”). “

2.	Effect of Amendment. The provisions of the Original Agreement are amended and modified by the provisions of this Amendment. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this Amendment, the provision of this Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. For the avoidance of doubt, and notwithstanding anything in this Amendment, to the extent any of the provisions of this Amendment, or any of the matters contemplated hereby, conflict with, or require (or are subject to) disclosure by the parties pursuant to the Original Agreement, or if any such non-disclosure or any other term of this Amendment would constitute an inaccuracy or breach of any of the representations, warranties or covenants of the parties in the Agreement, such conflict, requirement or breach is hereby waived.

3.	Single Agreement. This Amendment and the Original Agreement, as amended and modified by the provisions of this Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Original Agreement, as amended and modified by the provisions of this Amendment, are incorporated herein by this reference and are ratified and affirmed. The term “Agreement” as used in the Original Agreement shall be deemed to refer to the Original Agreement as previously amended and as amended hereby.

4.	Entire Agreement. The Original Agreement, as amended and modified by this Amendment, and the documents or instruments referenced herein, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

5.	Miscellaneous. Other sections of the Original Agreement are hereby incorporated herein by reference and apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment.

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[Signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Party A:	Chongqing Jinghuangtai Enterprise Management and Consulting Co., Ltd.
By:	/s/ Zeshu Dai
Name:	Zeshu Dai
Title:	Legal Representative

Party B:	Chongqing Penglin Food Co., Ltd.
By:	/s/ Zeshu Dai
Name:	Zeshu Dai
Title:	Legal Representative

Party C:	Zeshu Dai
By:	/s/ Zeshu Dai